Exhibit 10.32

PARTIAL TERMINATION OF AND TENTH AMENDMENT TO

AMENDED AND RESTATED MASTER LEASE AGREEMENT

(LEASE NO. 1)

THIS PARTIAL TERMINATION OF AND TENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 1) (this “Amendment”) is made and entered into as of January 22, 2014 by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2009, that certain Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of November 17, 2009, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of December 10, 2009, that certain Partial Termination of and Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2010, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May 1, 2011, that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 1, 2011, that certain Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 20, 2011, that certain Eighth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 31, 2012, and that certain Partial Termination of and Ninth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2013 (as so amended, “Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 1), all as more particularly described in Amended Lease No. 1; and

WHEREAS, prior to the date hereof, the financings secured by the LTA GMAC Properties were paid off and, pursuant to Section 23.17 of Amended Lease No. 1, the LTA GMAC Properties were automatically added to and demised under Amended Lease No. 1, and, pursuant to Section 21.12(c) of the LTA GMAC Leases, the LTA GMAC Leases were automatically terminated; and

WHEREAS, simultaneously herewith, SNH/LTA Properties Trust is selling a portion of the Leased Property consisting of the real property and related improvements known as The Haven in Texas Hill Country and located at 747 Alpine Drive, Kerrville, Texas, as more particularly described on Exhibit A-58 to Amended Lease No. 1 (the “Kerrville Property”); and

WHEREAS, in connection with the foregoing, SNH/LTA Properties Trust and the other entities comprising Landlord and Five Star Quality Care Trust and the other entities comprising Tenant wish to amend Amended Lease No. 1 to (a) document the addition of the LTA GMAC

Properties to Amended Lease No. 1, and (b) terminate Amended Lease No. 1 with respect to the Kerrville Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 1 is hereby amended as follows:

1.                                      LTA GMAC Leases.  As of April 30, 2012, the financing securing the LTA GMAC Properties described on Exhibit A-66 through and including Exhibit A-81 attached hereto was paid off and those LTA GMAC Properties were added to and demised under Lease No. 1, such that the applicable landlords and tenants under the corresponding LTA GMAC Lease became Landlords and Tenants under Amended Lease No. 1.  As of June 28, 2013, the financing securing the LTA GMAC Properties described on Exhibit A-82 through and including Exhibit A-85 attached hereto was paid off and those LTA GMAC Properties were added to and demised under Lease No. 1, such that the applicable landlords and tenants under the corresponding LTA GMAC Lease became Landlords and Tenants under Amended Lease No. 1.

2.                                      Partial Termination of Amended Lease No. 1.  Amended Lease No. 1 is terminated with respect to the Kerrville Property and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the Kerrville Property from and after the date hereof, except for those rights and liabilities which by their terms survive the termination of Amended Lease No. 1.

3.                                      Leased Property.  Section 2.1 of Amended Lease No. 1 is hereby amended by deleting subsection (a) therefrom in its entirety and replacing it with the following:

(a)         those certain tracts, pieces and parcels of land as more particularly described on Exhibits A-1 through A-85 attached hereto and made a part hereof (the “Land”);

4.                                      Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of Amended Lease No. 1 is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Fifty-Eight Million Five Hundred Fifteen Thousand Eight Hundred Ninety and 56/100 Dollars ($58,515,890.56) per annum.

5.                                      Schedule 1.  Schedule 1 to Amended Lease No. 1 is deleted in its entirety and replaced with Schedule 1 attached hereto.

6.                                      Exhibit A.  Exhibit A to Amended Lease No. 1 is amended by (a) deleting the text of Exhibit A-58 attached thereto in its entirety and replacing it with “Intentionally Deleted” and (b) inserting Exhibits A-66 through A-85 attached hereto immediately following Exhibit A-65 to Amended Lease No. 1.

7.                                      Ratification.  As amended hereby, Amended Lease No. 1 is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST
SPTMNR PROPERTIES TRUST
SNH/LTA PROPERTIES TRUST
SPTIHS PROPERTIES TRUST
SNH CHS PROPERTIES TRUST
SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

MSD — MACON, LLC
MSD — BEAUFORT, LLC
MSD — CAMDEN, LLC
MSD — HARTSVILLE, LLC
MSD — LEXINGTON, LLC
MSD — ORANGEBURG, LLC
MSD — SENECA, LLC
MSD — CULLMAN, LLC
MSD — MADISON, LLC
MSD — SHEFFIELD, LLC
MSD — BOWLING GREEN, LLC
MSD — PADUCAH, LLC
MSD — CONYERS, LLC
MSD — GAINESVILLE, LLC
MSD — CLEVELAND, LLC
MSD — COOKEVILLE, LLC
MSD — JACKSON, LLC
MSD — KNOXVILLE, LLC
MSD — FRANKLIN, LLC
MSD — HOPKINSVILLE, LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

[Signature Page: Partial Termination of and Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

TENANT:

FIVE STAR QUALITY CARE TRUST
MORNINGSIDE OF KNOXVILLE, LLC
MORNINGSIDE OF FRANKLIN, LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President of each of the foregoing entities

MORNINGSIDE OF MACON, LLC
MORNINGSIDE OF SENECA, L.P.
MORNINGSIDE OF HOPKINSVILLE, LIMITED PARTNERSHIP

By: LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner/Member (as applicable)

	By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive Officer

MORNINGSIDE OF BEAUFORT, LLC
MORNINGSIDE OF CAMDEN, LLC
MORNINGSIDE OF HARTSVILLE, LLC
MORNINGSIDE OF LEXINGTON, LLC
MORNINGSIDE OF ORANGEBURG, LLC

By: MORNINGSIDE OF SOUTH CAROLINA, L.P., a Delaware limited partnership, its Sole Member

By: LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

		By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive
Officer

[Signature Page: Partial Termination of and Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

MORNINGSIDE OF CULLMAN, LLC
MORNINGSIDE OF MADISON, LLC
MORNINGSIDE OF SHEFFIELD, LLC

By: MORNINGSIDE OF ALABAMA, L.P., a Delaware limited partnership, its Sole Member

By: LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive
Officer

MORNINGSIDE OF BOWLING GREEN, LLC
MORNINGSIDE OF PADUCAH, LLC

By: MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP, a Delaware limited partnership, its Sole Member

By: LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive Officer

MORNINGSIDE OF CONYERS, LLC
MORNINGSIDE OF GAINESVILLE, LLC

By: MORNINGSIDE OF GEORGIA, L.P., a Delaware limited partnership, its Sole Member

By: LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive Officer

[Signature Page: Partial Termination of and Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

MORNINGSIDE OF CLEVELAND, LLC
MORNINGSIDE OF COOKEVILLE, LLC
MORNINGSIDE OF JACKSON, LLC

By: MORNINGSIDE OF TENNESSEE, LLC, a Delaware limited liability company, its Sole Member

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive Officer

[Signature Page: Partial Termination of and Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	La Mesa Healthcare Center 2470 South Arizona Avenue Yuma, AZ 85364	2005	$6,333,157	12/31/2001	10%
A-2	SunQuest Village of Yuma 265 East 24th Street Yuma, AZ 85364	2005	$543,595	12/31/2001	10%
A-3	Somerford Place - Encinitas 1350 South El Camino Real Encinitas, CA 92024	2009	$3,092,467	03/31/2008	8%
A-4	Somerford Place - Fresno 6075 North Marks Avenue Fresno, CA 93711	2009	$3,424,896	03/31/2008	8%
A-5	Lancaster Healthcare Center 1642 West Avenue J Lancaster, CA 93534	2005	$6,698,648	12/31/2001	10%
A-6	Somerford Place — Redlands 1319 Brookside Avenue Redlands, CA 92373	2009	$3,065,084	03/31/2008	8%
A-7	Somerford Place - Roseville 110 Sterling Court Roseville, CA 95661	2009	$2,802,082	03/31/2008	8%
A-8	Leisure Pointe 1371 Parkside Drive San Bernardino, CA 92404	2007	$1,936,220	09/01/2006	8.25%
A-9	Van Nuys Health Care Center 6835 Hazeltine Street Van Nuys, CA 91405	2005	$3,626,353	12/31/2001	10%
A-10	Mantey Heights Rehabilitation & Care Center 2825 Patterson Road Grand Junction, CO 81506	2005	$5,564,949	12/31/2001	10%
A-11	Cherrelyn Healthcare Center 5555 South Elati Street Littleton, CO 80120	2005	$12,574,200	12/31/2001	10%
A-12	Somerford House and Somerford Place — Newark I & II 501 South Harmony Road and 4175 Ogletown Road Newark, DE 19713	2009	$6,341,636	03/31/2008	8%
A-13	Tuscany Villa Of Naples (aka Buena Vida) 8901 Tamiami Trail East Naples, FL 34113	2008	$2,157,675	09/01/2006	8.25%
A-14	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-15	Morningside of Columbus 7100 South Stadium Drive Columbus, GA 31909	2006	$1,381,462	11/19/2004	9%
A-16	Morningside of Dalton 2470 Dug Gap Road Dalton, GA 30720	2006	$1,196,357	11/19/2004	9%
A-17	Morningside of Evans 353 North Belair Road	2006	$1,433,421	11/19/2004	9%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
	Evans, GA 30809
A-18	Vacant Land Adjacent to Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	N/A	11/19/2004	9%
A-19	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-20	Union Park Health Services 2401 East 8th Street Des Moines, IA 50316	2005	$4,404,678	12/31/2001	10%
A-21	Park Place 114 East Green Street Glenwood, IA 51534	2005	$8,109,512	12/31/2001	10%
A-22	Prairie Ridge Care & Rehabilitation 608 Prairie Street Mediapolis, IA 52637	2005	$3,234,505	12/31/2001	10%
A-23	Ashwood Place 102 Leonardwood Frankfort, KY 40601	2007	$1,769,726	09/01/2006	8.25%
A-24	Somerford Place - Annapolis 2717 Riva Road Annapolis, MD 21401	2009	$3,917,902	03/31/2008	8%
A-25	Somerford Place - Columbia 8220 Snowden River Parkway Columbia, MD 21045	2009	$3,221,426	03/31/2008	8%
A-26	Somerford Place - Frederick 2100 Whittier Drive Frederick, MD 21702	2009	$5,088,592	03/31/2008	8%
A-27	Somerford Place - Hagerstown 10114 & 10116 Sharpsburg Pike Hagerstown, MD 21740	2009	$4,066,761	03/31/2008	8%
A-28	The Wellstead of Rogers 20500 and 20600 South Diamond Lake Road Rogers, MN 55374	2009	$12,646,616	03/01/2008	8%
A-29	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-30	Hermitage Gardens of Oxford 1488 Belk Boulevard Oxford, MS 38655	2007	$1,816,315	10/01/2006	8.25%
A-31	Hermitage Gardens of Southaven 108 Clarington Drive Southaven, MS 38671	2007	$1,527,068	10/01/2006	8.25%
A-32	Ashland Care Center 1700 Furnace Street Ashland, NE 68003	2005	$4,513,891	12/31/2001	10%
A-33	Blue Hill Care Center 414 North Wilson Street Blue Hill, NE 68930	2005	$2,284,065	12/31/2001	10%
A-34	Central City Care Center 2720 South 17th Avenue Central City, NE 68462	2005	$2,005,732	12/31/2001	10%
A-35	Intentionally deleted.	N/A	N/A	N/A	N/A
A-36	Gretna Community Living Center 700 South Highway 6 Gretna, NE 68028	2005	$3,380,356	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-37	Sutherland Care Center 333 Maple Street Sutherland, NE 69165	2005	$2,537,340	12/31/2001	10%
A-38	Waverly Care Center 11041 North 137th Street Waverly, NE 68462	2005	$3,066,135	12/31/2001	10%
A-39	Intentionally deleted.	N/A	N/A	N/A	N/A
A-40	Ridgepointe 5301 Brownsville Road Pittsburgh, PA 15236	2006	$1,944,499	10/31/2005	9%
A-41	Mount Vernon of South Park 1400 Riggs Road South Park, PA 15129	2006	$2,718,057	10/31/2005	9%
A-42	Morningside of Gallatin 1085 Hartsville Pike Gallatin, TN 37066	2006	$1,343,801	11/19/2004	9%
A-43	Walking Horse Meadows 207 Uffelman Drive Clarksville, TN 37043	2007	$1,471,410	01/01/2007	8.25%
A-44	Morningside of Belmont 1710 Magnolia Boulevard Nashville, TN 37212	2006	$3,131,648	06/03/2005	9%
A-45	Dominion Village at Chesapeake 2856 Forehand Drive Chesapeake, VA 23323	2005	$1,416,951	05/30/2003	10%
A-46	Dominion Village at Williamsburg 4132 Longhill Road Williamsburg, VA 23188	2005	$1,692,753	05/30/2003	10%
A-47	Heartfields at Richmond 500 North Allen Avenue Richmond, VA 23220	2005	$1,917,765	10/25/2002	10%
A-48	Brookfield Rehabilitation and Specialty Care (aka Woodland Healthcare Center) 18741 West Bluemound Road Brookfield, WI 53045	2005	$13,028,846	12/31/2001	10%
A-49	Meadowmere - Southport Assisted Living 8350 and 8351 Sheridan Road Kenosha, WI 53143	2009	$2,170,645	01/04/2008	8%
A-50	Meadowmere - Madison Assisted Living 5601 Burke Road Madison, WI 53718	2009	$2,136,654	01/04/2008	8%
A-51	Sunny Hill Health Care Center 4325 Nakoma Road Madison, WI 53711	2005	$3,237,633	12/31/2001	10%
A-52	Mitchell Manor Senior Living 5301 West Lincoln Avenue West Allis, WI 53219	2009	$12,348,104	01/04/2008	8%
A-53	Laramie Care Center 503 South 18th Street Laramie, WY 82070	2005	$4,473,949	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-54	Haven in Highland Creek 5920 McChesney Drive Charlotte, NC 28269 Laurels in Highland Creek 6101 Clark Creek Parkway Charlotte, NC 28269	2010	$6,454,157	11/17/2009	8.75%
A-55	Haven in the Village at Carolina Place 13150 Dorman Road Pineville, NC 28134 Laurels in the Village at Carolina Place 13180 Dorman Road Pineville, NC 28134	2010	$7,052,425	11/17/2009	8.75%
A-56	Haven in the Summit 3 Summit Terrace Columbia, SC 29229	2010	$2,308,737	11/17/2009	8.75%
A-57	Haven in the Village at Chanticleer 355 Berkmans Lane Greenville, SC 29605	2010	$2,197,919	11/17/2009	8.75%
A-58	Intentionally Deleted	N/A	N/A	N/A	N/A
A-59	Haven in Stone Oak 511 Knights Cross Drive San Antonio, TX 78258 Laurels in Stone Oak 575 Knights Cross Drive San Antonio, TX 78258	2010	$6,584,027	11/17/2009	8.75%
A-60	Eastside Gardens 2078 Scenic Highway North Snellville, GA 30078	2010	$1,766,628	12/10/2009	8.75%
A-61	Crimson Pointe 7130 Crimson Ridge Drive Rockford, IL 61107	2012	$2,568,827	05/01/2011	8%
A-62	Talbot Park 6311 Granby Street Norfolk, VA 23305	2012	$3,866,871	06/20/2011	7.5%
A-63	The Landing at Parkwood Village 1720 Parkwood Boulevard Wilson, NC 27893	2012	$4,318,990	06/20/2011	7.5%
A-64	Aspenwood 14400 Homecrest Road Silver Spring, MD 20906	2005	$4,470,354	10/25/2002	10%
A-65	HeartFields at Easton 700 Port Street Easton, MD 21601	2005	$2,545,887	10/25/2002	10%
A-66	Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	$1,298,541	11/19/2004	9%
A-67	Morningside of Beaufort 109 Old Salem Road Beaufort, SC 29902	2006	$1,337,453	11/19/2004	9%
A-68	Morningside of Camden 719 Kershaw Highway Camden, SC 29020	2006	$1,595,035	11/19/2004	9%
A-69	Morningside of Hartsville	2006	$1,507,131	11/19/2004	9%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
	1901 West Carolina Avenue Hartsville, SC 29550
A-70	Morningside of Lexington 218 Old Chapin Road Lexington, SC 29072	2006	$1,638,422	11/19/2004	9%
A-71	Morningside of Orangeburg 2306 Riverbank Drive Orangeburg, SC 29118	2006	$1,129,764	11/19/2004	9%
A-72	Morningside of Seneca 15855 Wells Highway Seneca, SC 29678	2006	$1,684,477	11/19/2004	9%
A-73	Morningside of Cullman 2021 Dahlke Dr. NE Cullman, AL 32058	2006	$1,413,633	11/19/2004	9%
A-74	Morningside of Madison 49 Hughes Road Madison, AL 35758	2006	$1,531,206	11/19/2004	9%
A-75	Morningside of Sheffield 413 D. D. Cox Boulevard Sheffield, AL 35660	2006	$1,495,038	11/19/2004	9%
A-76	Morningside of Bowling Green 981 Campbell Lane Bowling Green, KY 42104	2006	$1,458,781	11/19/2004	9%
A-77	Morningside of Paducah 1700 Elmdale Road Paducah, KY 42003	2006	$2,012,245	11/19/2004	9%
A-78	Morningside of Conyers 1352 Wellbrook Circle Conyers, GA 30012	2006	$1,646,910	11/19/2004	9%
A-79	Morningside of Gainesville 2435 Limestone Parkway Gainesville, GA 30501	2006	$1,453,250	11/19/2004	9%
A-80	Morningside of Cleveland 2900 Westside Drive, N.W. Cleveland, TN 37312	2006	$1,212,846	11/19/2004	9%
A-81	Morningside of Cookeville 1010 East Spring Street Cookeville, TN 38501	2006	$1,513,932	11/19/2004	9%
A-82	Morningside of Jackson 1200 North Parkway Jackson, TN 38305	2006	$1,787,155	11/19/2004	9%
A-83	Williamsburg Villas A Morningside Community 3020 Heatherton Way Knoxville, TN 37920	2006	$2,728,841	11/19/2004	9%
A-84	Morningside of Franklin 105 Sunrise Circle Franklin, TN 37067	2006	$1,582,509	11/19/2004	9%
A-85	Morningside of Hopkinsville 4190 Lafayette Road Hopkinsville, KY 42240	2006	$1,444,246	11/19/2004	9%

EXHIBIT A-66

Morningside of Macon

6191 Peake Road

Macon, GA 31220

(See attached copy.)

Morningside of Macon
6191 Peake Road
Macon, Georgia 31220

Exhibit A-1

Legal Description

Tract 1

BEING A TRACT or parcel of land lying in Land Lot [ILLEGIBLE] of the 13th Land District of Bibb County, Georgia also being Lot 1 on the Plat of The Subdivision for Morningside of Macon, L.P. as of record in Plat Book [ILLEGIBLE], Page 13, Clerk’s Office, Superior Court of Bibb County, Georgia, and being more particularly described as follows:

Beginning at an existing concrete monument at the Intersection of the southerly right-of-way line of Peake Road, 100 feet in width and the westerly right-of-way line of Interstate 475 (Macon By Parcel), width varies:

Thence leaving the southerly right-of-way line on Peake Road with the westerly right-of-way line of Interstate 475 South 42 degrees [ILLEGIBLE] minutes 05 seconds East, [ILLEGIBLE] feet to an existing concrete monument;

Thence South 38 degrees 50 minutes [ILLEGIBLE] seconds East, 33.28 feet to an existing iron pin at a corner common with the property of Morningside of Georgia, L.P., as of Record in Deed Book [ILLEGIBLE], Page 167-170, in the Clerk’s Office, Superior Court of Bibb County, Georgia;

Thence leaving the westerly right of way of Interstate 475 with the northerly property line of Morningside of Georgia, L.P., South 47 degrees 19 minutes 10 seconds West, [ILLEGIBLE] feet to an existing iron pin in the easterly right-of-way line of Peake Road;

Thence with the easterly right-of-way line of Peake Road North 42 degrees 45 minutes 54 seconds West, 428.68 feet to an existing iron pin at the Intersection of the easterly right-of-way line of Peake Road and the southerly right-of-way of Peake Road;

Thence leaving the easterly right-of-way line of Peake Road with the southerly right-of-way line of Peake Road North 47 degrees 19 minutes 10 seconds East, 399.92 feet to the POINT OF BEGINNING containing 170,669 square feet [ILLEGIBLE] acres more or less.

EXHIBIT A-67

Morningside of Beaufort

109 Old Salem Road

Beaufort, SC 29902

(See attached copy.)

Morningside of Beaufort
109 Old Salem Road
Beaufort, South Carolina 29902

Exhibit A-2

Legal Description

ALL that certain piece, parcel or tract of land, situate, lying and being on Port Royal Island, Beaufort County, South Carolina, containing 5.607 acres, more or less, shown and described on a plat, dated May 27, 1997, entitled “Boundary Survey prepared for Five Thirty Club Beaufort Tax Map 29A, Parcel 106 Salem Point Area Button,” by Beaufort Surveying, Inc., David. S. Youmans, SCRLS No. 9765.  For a more complete description as to metes, bounds and distances, reference may be had to said plat which is duly indexed and recorded in the Office of the Register of Deeds for Beaufort County, South Carolina, in Plat Book 62 at Page 5.

This being the same property shown on Plat Book 64, Page 10 and being the same property conveyed to Morningside of Beaufort, LLC by deed from Morningside of South Carolina, L.P., as recorded in Record Book 1597 at Page 1646.

Tax Map Number:

EXHIBIT A-68

Morningside of Camden

719 Kershaw Highway

Camden, SC 29020

(See attached copy.)

Morningside of Camden
719 Kershaw Highway
Camden, South Carolina 29020

Exhibit A-3

Legal Description

All that certain piece, parcel or tract of land, situate, lying and being just North of the City of Camden, County of Kershaw, State of South Carolina, containing Four and 07/100 (4.07) acres more or less, and being more particularly shown on that plat prepared by J.H. Walker & Associates, dated July 7, 1997, found recorded in the Office of the Clerk of Court for Kershaw County in Book A-88, at page 7.  Said property having the following metes and bounds, as shown on said plat:  the Point of Beginning being a 1 rod found in the Western margin of Hwy #521-601, located 352.97 feet North of the intersection of S-28-130 and Hwy #521-601, thence S 712113 West for a distance of 250.13 feet to a 1 square bar found; thence S 713128 West for a distance of 249.07 feet to a 1 flat bar found; thence S 790309 West for a distance of 5.00 feet to a #5 rebar set; thence N 115540 West for a distance of 375.12 feet to a #5 rebar set; thence N 802640 East for a distance of 559.00 feet to a #5 rebar set; thence S 005039 East for a distance of 300.00 feet to the Point of Beginning.  Reference being made to said plat for a more accurate description; all measurements being a little more or less.

This being the some property conveyed to Morningside of Camden, LLC by Deed of Morningside of South Carolina, L.P. dated June 21, 2002 and recorded in Record Book 1179 at Page 54.

Tax Map Number:

EXHIBIT A-69

Morningside of Hartsville

1901 West Carolina Avenue

Hartsville, SC 29550

(See attached copy.)

Morningside of Hartsville
1901 West Carolina Avenue
Hartsville, South Carolina 29550

Exhibit A-4

Legal Description

All that certain piece, parcel of land situate, lying and being in the County of Darlington, State of South Carolina, containing 3.74 acres according to a plat prepared for Morningside of South Carolina, L.P. by J.H. Walker & Associates, dated October 15, 1997 and recorded in the office of the Clerk of Court for Darlington County in Plat Book 172, Page 117; and being more particularly described as follows:

NORTH:	By SC Highway 151, for a distance of 348.06 feet;
EAST:	By Sunset Drive, for a distance of 400.02 feet;
SOUTH:	By other lands now or formerly of Robert Gilbert, et al, for a distance of 490.02 feet; and
WEST:	By other lands now or formerly of Robert Gilbert, et al, for a distance of 399.97 feet.

This being the same property conveyed to Morningside of Hartsville, LLC by deed of Morningside of South Carolina, L.P. dated June 21, 2002 and recorded in Book D-359, Page 62 in the office of the Clerk of Court for Darlington County, S.C.

Tax Map No.:  035-00-01-016

EXHIBIT A-70

Morningside of Lexington

218 Old Chapin Road

Lexington, SC 29072

(See attached copy.)

Morningside of Lexington
218 Old Chapin Road
Lexington, South Carolina 29072

Exhibit A-5

Legal Description

All that certain piece, parcel or tract of land, situate, lying and being in the City of Lexington, County of Lexington, State of South Carolina, the same being a portion of 28.59 acre tract as shown on a plat prepared for Miriam Swann Roberts Reenstjerna by Baughman Land Surveyors, Inc., dated March 27, 1973, and recorded in the Office of The ROD for Lexington County in Plat Book 129-G at Page 14; and being more particularly shown and delineated on a plat prepared for LifeTrust America, Inc., by Ralph O. Vanodore, PLS, dated May 19, 1997, revised October 9, 1997, recorded in Plat Book [ILLEGIBLE], page 31, in the Office of the ROD for Lexington County; State of South Carolina, and being shown and delineated as 5.27 acres thereon which plat is incorporated herein by reference.

Together with Sewer Easement recorded in Record Book 4404 at Page 257.

This being the same property conveyed to Morningside of Lexington, LLC by deed of Morningside of South Carolina, L.P., dated June 21, 2002 and recorded in Record Book 7300 at Page 271.

Tax Map Number:  4300 04102

EXHIBIT A-71

Morningside of Orangeburg

2306 Riverbank Drive

Orangeburg, SC 29118

(See attached copy.)

Morningside of Orangeburg
2306 Riverbank Drive
Orangeburg, South Carolina 29118

Exhibit A-6

Legal Description

All that certain piece, parcel or tract of land, with any improvements thereon situate, lying and being near the city of Orangeburg, Orangeburg County, South Carolina, containing 3.82 acres, more or less, as shown on that plat of survey prepared for Morningside of South Carolina, L.P. by J. Henry Walker, III, PLS, dated August 27, 1997 and recorded in the office of the RMC for Orangeburg County in Plat Book C48 at Page 8 and being more particularly described as follows:  The point of beginning being an iron pin set on the Northeastern margin of the Right-of-way of Riverside Drive (S-38-1032), and being 27.23 feet Southeast of the Centerline of Hoffman Street; thence N 36°08’39” W along the Northeast margin of Riverside Drive for a distance of 474.29 feet to an iron pin set; thence N 53°57’56” E along property now or formerly of Caw Caw Associates for a distance of 350.75 feet to an iron pin set; thence S 36°08’39” E along property now or formerly of Caw Caw Associates for a distance of 474.29 feet to an iron pin set; thence S 53°57’56” W along property now or formerly of Bishop of Charleston, a corporation sole and his successors in office for a distance of 275.40 feet to an iron pin found; thence S 53°57’56” W along property now or formerly of Caw Caw Associates for a distance of [ILLEGIBLE] feet to the point and place of beginning.

This being the same property conveyed to Morningside of Orangeburg, LLC by Deed of Morningside of South Carolina., L.P. dated June 21, 2002 and recorded in Record Book 0934 at Page 289.

Tax Map Number:  0151-1706-002

EXHIBIT A-72

Morningside of Seneca

15855 Wells Highway

Seneca, SC 29678

(See attached copy.)

Morningside of Seneca
15855 Wells Highway
Seneca, South Carolina 29678

Exhibit A-7

Legal Description

All that certain piece, parcel or tract of land situate, lying and being in the County of Oconee, State of South Carolina, lying on the southwest side of Wells Highway (S37-488) distances, metes and bounds as follows:

TRACT 1

Beginning at a point, said point being an old PK nail in the centerline of Wells Highway, a one hundred (100.00) foot road; thence leaving said road and by a line adjoining lands Northwoods of South Carolina, L.P. as recorded in Deed Book 883, page 224.  A bearing of S 68°20’16” W a distance of [ILLEGIBLE] feet to an old 1/2 inch rod; thence S [ILLEGIBLE]°30’13” W a distance of 354.71 feet to a new 5/8 rebar; thence by line adjoining tract two as described below, N 21°63’49” W a distance of 437.84 feet to a new 5/8 inch rebar, thence by line adjoining lands of Subrata Saha as recorded in Deed Book 1110, Page 35, N 71°12’26” E a distance of 432.26 feet to an old 1/2 inch rod found within the limits of aforesaid Wells Highway; thence S 27°51’51” E a distance of [ILLEGIBLE] feet to an old nail and cap found in the centerline of said Wells Highway; thence S 14°60’45” E 310.22 feet to the Point of Beginning, containing 4.198 acres.

TRACT 2

Beginning at a point, a said point being distant S 68°30’13” W a distance of 354.71 feet from an old 1/2 inch rebar on the western right of way of Wells Highway, said point being a new 5/8 inch rebar; thence by lands of Northwoods of South Carolina, L.P. as recorded in Deed Book 883, page 224, S 68°30’13” W 272.17 feet to an old 1/2 inch rod; thence by lands of Samuel Thrift as recorded in Deed Book 14Y, page 86, N 20°43’13” W a distance of [ILLEGIBLE] feet to an old 3/4 inch pipe; thence by same adjoiner N 20°37’46” W 347.70 feet to an old 1/2 rod; thence by lands of Subrata Saha N 71°12’26” E a distance of 262.75 feet to a new 5/8 inch rebar; thence by aforesaid Tract 1 S 21°53’49” E a distance of 437.84 feet to the Point of Beginning, containing 2.726 acres.

Being the same property shown on a survey for Hart Freeland and Roberts prepared by Goldie & Associates dated 2/27/98 and recorded in the office of the Clerk of Court for Oconee County in Plat Book A609 at Page 5.

Tax Map #520-59-01-004

Intending to convey the same property conveyed to Morningside of Seneca, L.P., by deed of Morningside of South Carolina, L.P., recorded in the Office of the Clerk of Court for Oconee County in Deed Book 1225, Page 224.

EXHIBIT A-73

Morningside of Cullman

2021 Dahlke Dr. NE

Cullman, AL 32058

(See attached copy.)

Morningside of Cullman
2021 Dahlke Dr. NE
Cullman, Alabama 32058

Exhibit A-8

Legal Description

Being a part of a tract of land situated in the NW ¼ of the NW ¼ of Section 1, Township 10 South, Range 3 West, Cullman County, Alabama, and being more particularly described as follows:  Commencing at the NE Corner of the NW ¼ of the NW ¼ of Section 1, Township 10 South, Range 3 West, Cullman County, Alabama; thence with the North line of Section 1 North 89 degrees 32 minutes 10 seconds West 76.45 feet to an existing iron rod in the Westerly right-of-way line of Vogel Road, a paved public road, being the point of beginning; thence with the with Westerly right-of-way line of Vogel Road South 00 degrees 39 minutes 08 seconds East 407.86 feet to an existing iron rod; thence North 89 degrees 31 minutes 00 seconds West, 319.66 feet to an existing iron rod; thence North 00 degrees 39 minutes 22 seconds West, 407.75 feet to an existing rod in the North line of Section 1; thence with the North line of Section 1 South 89 degrees 32 minutes 10 seconds East, 319.69 feet to the point of beginning.

EXHIBIT A-74

Morningside of Madison

49 Hughes Road

Madison, AL 35758

(See attached copy.)

Morningside of Madison
49 Hughes Road
Madison, Alabama 35758

Exhibit A-9

Legal Description

Lot 1A and 1B, according to the certified plat of a Resubdivision of Lot One of a Resubdivision of Lot One Lanier Park Phase One, Section 15 and 16, T4S, R2W, Madison, Alabama, as recorded in Pat Book 35, Page 74, Probate Records of Madison County, Alabama.

EXHIBIT A-75

Morningside of Sheffield

413 D. D. Cox Boulevard

Sheffield, AL 35660

(See attached copy.)

Morningside of Sheffield
413 D. D. Cox Boulevard
Sheffield, Alabama 35660

Exhibit A-10

Legal Description

Tract One:  Part of Lots 4 and 5, D. D. COX PLAZA ADDITION NO. 1, according to the plat recorded in the office of the Judge of Probate in said County in Plat Cabinet C, Slide 48, more particularly described as follows:  Commence at the Southwest corner of said Lot 4, said point being on the East right of way of Cox Boulevard; thence along said right of way North 02 degrees 37 minutes 00 seconds West, for 16.24 feet to the point of beginning; thence continue North 02 degrees 37 minutes 00 seconds West along said right of way for 215.12 feet to the PC of a curve to the left having a radius of 612.70 feet; thence along said curve 9.88 feet (chord bearing N 02 degrees 37 minutes 00 second West — chord distance of 9.88 feet); thence leaving said right of way North 87 degrees 23 minutes 00 seconds East for 360.08 feet; thence South 02 degrees 37 minutes 00 seconds East for 225.00 feet; thence South 87 degrees 23 minutes 00 seconds West for 360.00 feet to the point of beginning.

Tract Two:  A tract of land lying in Sheffield, Colbert County, Alabama, and being the Northerly 103.76 feet of Lot 2, all of Lot 3 and the Southerly 16.24 feet of Lot 4 of the D. D. COX PLAZA ADDITION NO. 1, according to the plat thereof recorded in the office of the Judge of Probate of Colbert County, Alabama, in Map Cabinet C, Slide 48, and being more particularly described as follows:  Commencing at the SW corner, SE 1/4, Section 34, Township 3 South, Range [ILLEGIBLE] West; thence N 02 degrees 37 minutes 00 seconds W 1864.28 feet to an iron rod set, said iron rod being N 2 degrees 37 minutes 00 seconds W 96.24 feet from the SE corner of Lot 2 of said D. D. COX PLAZA ADDITION NO. 1 and the point of beginning of the herein described tract; thence S 87 degrees 23 minutes 00 second W 360.00 feet to an iron rod set in the East right of way line of D. D. Cox Boulevard, 80 feet in width; thence with said E right of way line N 02 degrees 37 minutes 00 seconds W 320.00 feet to an iron rod set, said point being N 02 degrees 37 minutes 00 seconds W 16.24 feet from the SW corner of Lot 4 of said D. D. COX PLAZA ADDITION NO. 1; thence leaving said E right of way line N 87 degrees 23 minutes 00 seconds E 360.00 feet to an iron rod set; thence S 02 degrees 37 minutes 00 seconds E 320.00 feet to the point of beginning.

EXHIBIT A-76

Morningside of Bowling Green

981 Campbell Lane

Bowling Green, KY 42104

(See attached copy.)

Morningside of Bowling Green
981 Campbell Lane
Bowling Green, Kentucky 42104

Exhibit A-11

Legal Description

Being Lot 163 of the Calvin Alford Property, consisting of 3.19 acres, as shown in Major Subdivision Plat Book 30, Page 31, in the Warren County Clerk’s Office, as per survey dated August 21,1997, by Can Meter Engineering, Inc.; together with a 10 foot Sanitary Sewer Easement as granted by said Plat.

EXHIBIT A-77

Morningside of Paducah

1700 Elmdale Road

Paducah, KY 42003

(See attached copy.)

Morningside of Paducah
1700 Elmdale Road
Paducah, Kentucky 42003

Exhibit A -12

Legal Description

Being Tract No. 1 located on the southeast corner of Bleich Road and Elmdale Road in McCracken County, Kentucky, as shown on Final Plat of Subdivision for “Lake Forest Plaza”, of record in Plat Section “K”, Page 1941, McCracken County Clerk’s Office.

EXHIBIT A-78

Morningside of Conyers

1352 Wellbrook Circle

Conyers, GA 30012

(See attached copy.)

Morningside of Conyers
1352 Wellbrook Circle
Conyers, Georgia 30012

Exhibit A-13

Legal Description

ALL THAT TRACT or parcel of land lying and being in Land Lots 301 and 302 of the 16th District of Rockdale County, Georgia, in the City of Conyers, and being known as Tract 4, containing 2.00 acres, of Wellbrook Park Subdivision (formerly known as Wellbrook Place Subdivision, as per plat recorded in Plat Book W, Page 146, Records of the Clerk of Superior Court for Rockdale County, Georgia), according to plat recorded in Plat Book X, Page 34, Rockdale County Records, which plat is hereby referred to and incorporated herein by reference for a more complete legal description of subject property.

EXHIBIT A-79

Morningside of Gainesville

2435 Limestone Parkway

Gainesville, GA 30501

(See attached copy.)

Morningside of Gainesville
2435 Limestone Parkway
Gainesville, Georgia 30501

Exhibit A-14

Legal Description

ALL THAT TRACT or parcel of land located in the city of Gainesville, Land Lot 125, 9th District, Hall County, Georgia and being more particularly described as follows:

Beginning at a point on the westerly right-of-way of Limestone Parkway, 75 feet from centerline, and is located North 53 degrees 10 minutes 36 seconds West, [ILLEGIBLE] feet from the centerline Intersection of Limestone Parkway and Lighthouse Manor Drive, said point also being the POINT OF BEGINNING:

Thence leaving the right-of-way of said Limestone Parkway South 60 degrees 01 minutes 19 seconds West a distance of 295.29 feet to a point; thence South 29 degrees 45 minutes 06 seconds East a distance of 55.46 feet to a point; thence South 59 degrees 58 minutes 08 seconds West a distance of 34.78 feet to a point; thence North 29 degrees 58 minutes 41 seconds West a distance of 355.50 feet to a point on the easterly right-of-way, 26 feet from centerline of Flintridge Road; thence North 60 degrees 01 minutes 19 seconds East a distance of 310.29 feet along said right-of-way to a point; thence South 74 degrees 58 minutes 41 seconds East a distance of 28.28 feet to a point on the said westerly right-of-way of Limestone Parkway, 75 feet from centerline; thence South 29 degrees 58 minutes 41 seconds East a distance of 280.00 feet along said right-of-way to the POINT OF BEGINNING.

Containing 2.315 acres.

The above property is more particularly shown on a plat entitled “Mt. View Enterprises, Inc.” recorded at Slide 607, Plat 152A.

Together with Ingress and egress easement recorded in Book 2865, Page 184.

Being more particularly shown on this plat for Lifetrust America, Inc. by Farley-Collins-Whidden Georgia Registered Land Surveyors No. 1435 and 2632, dated April 26, 2002.

EXHIBIT A-80

Morningside of Cleveland

2900 Westside Drive, N.W.

Cleveland, TN 37312

(See attached copy.)

Morningside of Cleveland
2900 Westside Drive, N.W.
Cleveland, Tennessee 37312

Exhibit A-15

Legal Description

A certain tract or parcel of land in Bradley County, Tennessee, described as follows, to wit:

Being a tract of land lying in Cleveland, Bradley County, Tennessee, and being part of the property of Deborah Evans, as of record in Deed Book 366, pages 590 and 594, in the Register’s Office for Bradley County, Tennessee, and being bounded on the West by the East right-of-way line of Westside Drive, on the North by the remainder of the property of Deborah Evans, as of record in Deed Book 366, pages 590 and 594, in the Register’s Office for Bradley County, Tennessee, on the East by Mary W. Moore, as of record in Deed Book 346, page 167, in the Register’s Office for Bradley County, Tennessee, and on the South by National Healthcare of Cleveland, as of record in Deed Book 298, page 857, and B&C Enterprises, as of record in Deed Book 311, page 818, both in the Register’s Office for Bradley County, Tennessee, and being more particularly described as follows:

Beginning at an axle in the East right of way line of Westside Drive, at a corner common with B&C Enterprises;

Thence, with the East right of way line of Westside Drive, with a curve to the right, said curve having a central angle of 11°03’19” a radius of 400.73 feet, a chord of North 51°30’33” East, 77.20 feet, for an arc length of 77.32 feet to an iron rod;

Thence, North 48°27’00” East, 32.10 feet to an iron rod;

Thence, North [ILLEGIBLE]°27’00” East, 274.21 feet to an iron rod;

Thence with a severance line, South 66°13’06” East, 224.53 feet to an iron rod in the West line of Mary W. Moore;

Thence, with a West line of Mary W. Moore, South 23°47’00” West, 321.02 feet to an iron rod in the north line of National Healthcare of Cleveland;

Thence, with the North line of National Healthcare of Cleveland, North 65°45’00” West, 437.60 feet to the point of beginning, containing 108,466 square feet or 2.490 acres, more or less, according to a survey prepared by R. Scot Cherry, Tennessee Registered Land Surveyor No. 1512, of Cherry Land Surveying, 622 West Iris, Nashville, Tennessee 37204.

EXHIBIT A-81

Morningside of Cookeville

1010 East Spring Street

Cookeville, TN  38501

(See attached copy.)

Morningside of Cookeville
1010 East Spring Street
Cookeville, Tennessee 38501

Exhibit A-16

Legal Description

Beginning at an iron pin in the East Margin of a 50’ permanent access easement, being the Northwest corner of Tract 1 Morningside of Cookeville as recorded in Plat Cabinet: C, slide: 131 in the R.O.P.C.T.; Thence leaving Tract 1 with the East Margin of said easement N 7 degrees 11” W 99.11’; Thence around a curve and arc distance of 25.48 (Delta 11 degrees 40’ 49 seconds, radius 125.00’, Tangent-12.97’); Thence N 4 degrees 40’ 38” E 180.28’; Thence around a curve an arc distance of 76.98 (Delta-35 degrees 17’ 01”, Radius — 125.00’, Tangent-39.75’);

Thence N 39 degrees 57’ 39” E 3.45 to an iron pin in the south line of Tract 4 Morningside of Cookeville as recorded in Plat Cab: C, slide 131: thence leaving said easement with the south line of tract 4 s 86 degrees 00’ 57” E 293.79 to an iron pin in the west line of Putnam County; Thence leaving Tract 4 with the west the of Putnam County S 03 degrees 59’ 03” W 375.54 to an iron pin, being a corner of Tract 3 morningside of Cookeville as recorded in Plat Cab: C, slide 131; thence leaving Putnam County with the line of Tract 1 N 86 degrees 00’57” W 50.00 to an iron pin, being a corner of Tract 1; thence S 03 degrees 59’ 03” W 180.05 to an iron pin; thence N 50 degrees 39’ 10” W 307.53’ to the point of Beginning.  Being tract No 3 of Morningside of Cookeville recorded in Plat Cabinet: C Slide: 131 in the R.O.P.C.T. Containing 3.2517 acres more or less, as surveyed by Alfred M. Bartlett, R.L.S. #762 on May 8th, 2002.

Together with a Non-Exclusive Permanent Access Easement as created by Plat Cabinet: C Slide 131.

EXHIBIT A-82

Morningside of Jackson

1200 North Parkway

Jackson, TN  38305

(See attached copy.)

Morningside of Jackson
1200 North Parkway
Jackson, Tennessee 38305

Exhibit A-1

Legal Description

A parcel of land lying a being in the Sixth Ward of the City of Jackson in Madison Co., Tn, and more particularly described as follows:

Beginning at an iron pin at the intersection of the south margin of North Parkway (50 feet at right angles from centerline) and the east margin of Sweetbay Drive (25 feet at right angles from centerline); thence with the south margin of North Parkway North 72 degrees 38 minutes East a distance of 73.52 feet to a point at the beginning of a curve; thence with said curve (Radius of 754.25 feet) to the left a distance of 201.14 feet to a point; thence North 57 degrees 18 minutes 44 seconds East a distance of 108.49 feet to an Iron pin, said being 240.17 feet southwest from the northwest corner of a tract owned by Ken Brasfield (Deed Book 393, page 83) and being the nortwest corner of a tract belonging to Jackson Housing Authority (Deed Book 635, page 568); thence with the west line of the Jackson Housing Authority tract, South 28 degrees 25 minutes 08 seconds East a distance of 176.98 feet to an Iron pin; thence South 13 degrees 09 minutes 27 seconds East a distance of 216.30 feet to an iron pin at an interior corner of the Jackson Housing Authority tract; thence with the north line of the Jackson Housing Authority tract and the north line of a tract owned by Marty Botton (Deed Book 623, page 626) South 59 degrees 18 minutes 45 seconds West a distance of 412.19 feet to an iron pin on the east margin of Sweetbay Drive; thence with the east margin of Sweetbay Drive North 41 degrees 46 minutes 32 seconds West a distance of 126.64 feet to a point at the beginning of a curve; thence with said curve (Radius of 197.77) to the right a distance of 164.12 feet to a point; thence North 5 degrees 46 minutes 17 seconds East a distance of 168.81 feet to the point of beginning, containing 4.10 acres, more or less, described according to a Plat of Property, dated October 22, 2003, prepared by David A. Hall Tennessee No. 943, David Hall land Surveying Company, 26-G Brentshire Square, Jackson Tennessee 38305.  Being the Morningside Property a recorded in Plat Book 7, page 195 in the Register’s Office of Madison Co., TN.

EXHIBIT A-83

Williamsburg Villas

A Morningside Community

3020 Heatherton Way

Knoxville, TN  37920

(See attached copy.)

Williamsburg Villas
A Morningside Community
3020 Heatherton Way
Knoxville, Tennessee 37920

Exhibit A-2

Legal Description

SITUATED in the Ninth Civil District of Knox County, Tennessee, within the 25th Ward of the City of Knoxville, Tennessee, and being all of Lots 1R-2A and 1R-2B, as recorded in Plat Cabinet M, Slide [ILLEGIBLE], in the Register’s Office for Knox County, Tennessee, and being more particularly described as follows:

BEGINNING on an Iron pin in the eastern right of way line of Heatherton Way (a public road maintained by Knox County), said iron pin also being common corner with subject property on the northwest corner of Lot 1R of Blair Hill property as recorded in Plat Cabinet L, Slide 191B in the Register’s Office for Knox County, Tennessee, said iron pin also being located North 22 deg. 59 min. West, 347.4 feet from a mall marking the point of intersection of the centerline of Heatherton Way and the centerline of Governor John Sevier Highway (State Route 168, a public road maintained by the State of Tennessee); thence leaving the point of beginning and with the eastern right of way of Heatherton Way, North 46 deg. [ILLEGIBLE] min. 00 sec. West, 15.00 feet to an Iron pin; thence with a curve to the right having a radius of 125.00 feet, and a chord of North 35 deg. 37 min. 00 sec. West, 48.77 feet to an Iron pin; thence North 24 deg. 22 min. 00 sec. West, 171.05 feet to an Iron pin, corner to Lot 1R-2A; thence continuing with the right of way of Heatherton Way and with a curve to the left having a radius of 50 feet and a chord of North 72 deg. 14 min. [ILLEGIBLE] sec. West, 73.92 feet to an Iron pin, corner to property of Williamsburg Development; thence leaving the right of way of Heatherton Way, and with the line between Williamsburg Villas, Inc. and Williamsburg Development, North [ILLEGIBLE] deg. 52 min. 00 sec. West, 300.00 feet to an Iron pin; thence North 75 deg. 39 min. 35 sec. East, [ILLEGIBLE] feet to an Iron pin; thence North 62 deg. 10 min. 20 sec. East, 300.00 feet to an Iron pin; thence North 49 deg. 13 min. 26 sec. East, 263.70 feet to an Iron pin corner to Lot 15 of Topside View Addition, thence with said line, South 25 deg. [ILLEGIBLE] min. [ILLEGIBLE] sec. East, 216.10 feet to an Iron pin in the north right of way of Walmar Drive (a public road maintained by Knox County); thence with the terminus of said right of way, South [ILLEGIBLE] deg. 41 min. [ILLEGIBLE] sec. East, 54.77 feet to an Iron pin in the southern right of way of Walmar Drive, said pin also being the northwest corner of Lot 3 of the aforementioned Topside View Addition; thence with the line of Lot 3, South 26 deg. 05 min. 15 sec. East, 134.27 feet to an Iron pin; thence continuing with the line of Lot 3, South 26 deg. 05 min. 16 sec. East, 69.51 feet to an Iron pin corner to property of Church of God of Prophecy; thence with their line, South 24 deg. 23 min. 38 sec. East, 107.87 feet to an Iron pin corner to Lot 1R-1R, of Blair and Hill property; thence with said line, South [ILLEGIBLE] deg. 09 min. 15 sec. West, [ILLEGIBLE] feet to an Iron pin, corner to Lot 1R-1R, of Blair & Hill property;  thence with said line, South 71 deg. 07 min. 05 sec. West, 628.38 feet to the point of BEGINNING containing 10.810 acres, as shown on survey by Sizemore-Lynch Surveyors, dated September 17, 1997, Project No. 2570.

EXHIBIT A-84

Morningside of Franklin

105 Sunrise Circle

Franklin, TN  37067

(See attached copy.)

Morningside of Franklin
105 Sunrise Circle
Franklin, Tennessee 37067

Exhibit A-3

Legal Description

BEING A TRACT OF LAND LYING IN FRANKLIN, WILLIAMSON COUNTY, TENNESSEE, AND BEING LOT 3 OF THE MORNINGSIDE P.U.D. SUBDIVISION, SECTION ONE, AS OF RECORD IN PLAT BOOK [ILLEGIBLE], PAGE 50, IN THE OFFICE OF THE REGISTER OF DEEDS FOR WILLIAMSON COUNTY, TENNESSEE, AND BEING BOUNDED ON THE NORTH BY THE FUTURE DEVELOPMENT OF MORNINGSIDE P.U.D., SUBDIVISION, AND BEING PART OF THE PROPERTY OF HAURY & SMITH CONTRACTORS, INC., AS OF RECORD IN DEED BOOK [ILLEGIBLE], PAGE 19, AND DEED BOOK [ILLEGIBLE], PAGE 15, AND RERECORDED IN DEED BOOK [ILLEGIBLE], PAGE 1006, IN THE OFFICE OF THE REGISTER OF DEEDS FOR WILLIAMSON COUNTY, TENNESSEE, ON THE EAST BY THE WEST RIGHT-OF-WAY [ILLEGIBLE] OF [ILLEGIBLE] SUNRISE CIRCLE, ON THE SOUTH BY LOT 2 OF THE MORNINGSIDE P.U.D. SUBDIVISION, AND BEING THE PROPERTY OF HAURY & SMITH CONTRACTORS, INC. AND BY THE NORTH RIGHT-OF-WAY LINE OF THE TURNAROUND ON SUNRISE CIRCLE, AND ON THE WEST BY SARA M. PEARSON ESTATE C/O JOHN M. MORGAN, JR., AS OF RECORD IN DEED BOOK 66, PAGE 419, IN THE OFFICE OF THE REGISTER OF DEEDS FOR WILLIAMSON COUNTY, TENNESSEE, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON ROD IN THE NORTH RIGHT-OF-WAY LINE OF THE TURNAROUND OF SUNRISE CIRCLE AT A CORNER COMMON WITH SAID LOT 2;

THENCE WITH SAID LOT 2 FOR THE FOLLOWING TWO CALLS;

NORTH [ILLEGIBLE] DEG 40 MIN 30 SEC WEST, 88.74 [ILLEGIBLE] TO AN IRON ROD;

NORTH 80 DEG 23 MIN 41 SEC WEST, [ILLEGIBLE] TO AN IRON ROD IN THE WEST PROPERTY LINE OF SARA M. PEARSON, c/o JOHN M. MORGAN, JR.;

THENCE WITH SARA M. PEARSON ESTATE c/o JOHN M. MORGAN, JR., NORTH [ILLEGIBLE] DEG 36 MIN 19 SEC EAST, [ILLEGIBLE] FEET TO AN IRON ROD AT THE CORNER COMMON WITH SAID FUTURE DEVELOPMENT.

THENCE WITH SAID FUTURE DEVELOPMENT, SOUTH 80 DEG 23 MIN 41 SEC EAST, 285.00 FEET TO AN IRON ROD IN THE WEST RIGHT-OF-WAY, LINE OF NORTH SUNRISE CIRCLE;

THENCE WITH THE WEST RIGHT-OF-WAY LINE OF NORTH SUNRISE CIRCLE FOR THE FOLLOWING TWO CALLS;

SOUTH [ILLEGIBLE] DEG 36 MIN [ILLEGIBLE] SEC WEST, 277.84 FEET IN A CONCRETE MONUMENT;

ALONG A CURVE TO THE RIGHT, THE CENTRAL ANGLE OF 30 DEG 20 MIN 42 SEC, THE RADIUS OF WHICH IS [ILLEGIBLE] FEET, THE CHORD OF WHICH IS SOUTH 24 DEG [ILLEGIBLE] MIN [ILLEGIBLE] SEC WEST, 151.28 FEET, ALONG AN ARC LENGTH OF 153.07 FEET TO A CONCRETE MONUMENT IN THE NORTH RIGHT-OF-WAY LINE OF THE TURNAROUND OF SUNRISE CIRCLE.

THENCE WITH THE NORTH RIGHT-OF-WAY LINE OF THE TURNAROUND OF SUNRISE CIRCLE ALONG A CURVE TO THE LEFT, THE CENTRAL ANGLE OF WHICH IS 45 DEG 43 MIN 40 SEC, THE RADIUS OF WHICH IS 100.00 FEET; THE CHORD OF WHICH IS NORTH 85 DEG 48 MIN 40 SEC WEST, 77.71 FEET, ALONG AN ARC LENGTH OF 79.81 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH EASEMENTS FOR PARKING AND ACCESS OVER A PORTION OF LOT 2, AS SET FORTH IN BOOK 1445, PAGE 245.

EXHIBIT A-85

Morningside of Hopkinsville

4190 Lafayette Road

Hopkinsville, KY  42240

(See attached copy.)

Morningside of Hopkinsville
4190 Lafayette Road
Hopkinsville, Kentucky 42240

Exhibit A-4

Legal Description

BEING- a tract of land located in Hopkinsville, Christian County, Kentucky and being the same property as conveyed to Morningside of Hopkinsville, Limited Partnership in Deed Book 539, page 311 as recorded in the Office of the County Clerk of Christian County, Kentucky and. being more particularly described as follows:

Beginning at an iron pin (found) at the intersection of the northeast right of way of the Hopkinsville By-Pass and the southeast right of way of Kentucky Highway 107, said iron pin being 110 feet northeast of the centerline of said By-Pass; thence continuing with said right of way of Kentucky Highway 107, North 10 degrees 56 minutes 26 seconds East for a distance of 176.10 feet to a point in said right of way of Kentucky Highway 107; thence continuing with said right of way of Kentucky Highway 107, North 19 degrees 43 minutes 21 seconds East for distance of 156.86 feet to a ½” dia. steel pin with surveyor’s cap #3171 (found) in said right of way of Kentucky Highway 107; thence continuing with said right of way of Kentucky Highway 107, North 11 degrees 06 minutes 37 seconds East for a distance of 46.30 feet to a ½” dia. steel pin with surveyor’s cap #3171 (found) in said right of way of Kentucky Highway 107, said pin being the Southwest corner of the James S. Rucker property as described in Deed Book 503, page 404; thence leaving said right of way of Kentucky Highway 107, South 75 degrees 39 minutes 32 seconds East for a distance of 166.96 feet to a ½” dia. steel pin (found); thence South 72 degrees 18 minutes 16 seconds East for a distance of 291.76 feet to a ½” dia. steel pin with surveyor’s cap #3171 (found); thence South 12 degrees 14 minutes 31 seconds West for a distance of 60.17 feet to a ½” dia. steel pin with surveyor’s cap #3171 (found); thence South 76 degrees 12 minutes 30 seconds East for a distance of 36.04 feet to a ½” dia. x 24” lng. steel with surveyor’s cap #3437 set, said pin being the Northwest corner of the Donald Sholar property (Deed Book 553, page 508); thence with the West line of said Donald Sholar, South 10 degrees 33 minutes 30 seconds West for a distance of 525.00 feet to a ½” dia. x 24” lng. steel pin with surveyor’s cap #3437 set, said pin being the southwest corner of said Donald Sholar property, said pin also being in the north right of way of Old Foston Chapel Road; thence leaving said west line of Sholar and with said North right of way, of Old Foston Chapel Road, North 64 degrees 36 minutes 26 seconds West for a distance of 218.30 feet to a ½” dia. steel pin with surveyor’s cap #3171 (found) at the intersection of said North right of way Of Old Foston Chapel Road and said Northeast right of way of the Hopkinsville By-Pass, thence North 50 degrees 34 minutes 52 seconds West for a distance of 78.83 feet to a ½” dia. steel pin with surveyor’s cap #3171 (found) in said Northeast right of way of the Hopkinsville By-Pass, thence continuing with said Northeast right of way of the Hopkinsville By-Pass, North 25 degrees 53 minutes 20 seconds West for a distance of 53.85 feet to a point in said Northeast right of way of the Hopkinsville By-Pass; thence continuing with said Northeast right of way the Hopkinsville By-Pass North 49 degrees 05 minutes 50 seconds West for a distance of 237.37 feet to the point of beginning according to a survey by Dennis W. Looper KY RLS #3437 of Purchase Area Surveying on 10-22-04.

Said property is subject to a detention basin easement as recorded in Deed Book 539, page 311, same office. Said property is subject to all other conveyances, right of ways, easements, and restrictions of record.

Said property contains 5.882 acres or 256,220.44 square feet.

BEING the same property conveyed to Morningside of Hopkinsville, Limited Partnership, from James S. Rucker, et ux., by deed dated July 8, 1997, and recorded in Deed. Book 539 at page 311, Christian County, Kentucky, Court Clerk’s Office, as more particularly described as follows:

Real property located in Christian County, Kentucky, and being the same property a plat of which is recorded in Plat Cabinet 4, File 561, of the Christian County Clerk’s Office, to which plat reference is hereby made, and more particularly described as follows:

Beginning at an iron pin (found) at the intersection of the Northeast right of way of the Hopkinsville By-Pass and the Southeast right of way of Kentucky Highway 107, said iron pin being 110 feet Northeast of the centerline of said by-pass; thence continuing with said right of way of Kentucky Highway 107, North 10 degrees 54 minutes 09 seconds East for a distance of 176.01 feet to an iron pin (found) in said right of way of Kentucky Highway 107, thence continuing with said right of way of Kentucky Highway 107, North 19 degrees 42 minutes 10 seconds East for distance of 156.95 feet to an iron pin (found) in said right of way of Kentucky Highway 107; thence continuing with said right of way of Kentucky Highway 107, North 11 degrees 02 minutes 33 seconds East for a distance of 46.22 feet to an iron pin (set) in said right of way of Kentucky Highway 107; thence leaving said right of way of Kentucky Highway 107 and on a new line, South 75 degrees 41 minutes 19 seconds East for a distance of 167.07 feet to an Iron pin (set) ; thence on another new line, South 72 degrees 19 minutes 41 seconds East for a distance of 291.50 feet to an iron pin (set); thence on another new line, South 12 degrees 12 minutes 41 seconds West for a distance of 60.12 feet to an iron pin (set); thence on another new line, south 76 degrees 09 minutes 36 seconds East for a distance of 36.04 feet to an iron pin (found), said iron pin being the northwest corner of the John S. Howard property (Deed Book 494, Page 482); thence leaving said new line and with the West line of said John Howard, South 10 degrees 31 minutes 40 seconds West for a distance of 525.00 feet to an iron pin (found), said iron pin being the Southwest corner of said John Howard property, said iron pin also being in the North right of way of Old Foston Chapel Road; thence leaving said West line of Howard and with said North right of way of Old Foston Chapel Road, North 64 degrees 34 minutes 25 seconds West for a distance of 218.30 feet to an iron pin (found) at the intersection of said North right of way of Old Foston Chapel Road and said Northeast right of way of the Hopkinsville By-Pass; thence leaving said North right of way of Old Foston Chapel Road and with the Northeast right of way of the Hopkinsville By-Pass, North 50 degrees 44 minutes 35 seconds West for a distance of 78.67 feet to an iron pin (found) in said Northeast right of way of the Hopkinsville By-Pass; thence continuing with said Northeast right of way of the Hopkinsville By-Pass, North 25 degrees 54 minutes 57 seconds West for a distance of 53.85 feet to an iron pin (found) in said Northeast right of way of the Hopkinsville By-Pass; thence continuing with said Northeast right of way of the Hopkinsville By-Pass North 49 degrees 05 minutes 57 seconds West for a distance of 237.40 feet to the point of beginning and according to a survey dated December 17, 1993 and revised January 30, 1997 and March 27, 1997 and May 2, 1997 by Joseph C. Deering, Kentucky Registered Land Surveyor License Number 3171 of Patrick Engineering, Inc.

Said property contains 5.879 acres more or less or 256,103.94 square feet more or less.